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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                              __________________

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 13, 2001

                              ___________________

                        CONCENTRA OPERATING CORPORATION
            (Exact name of Registrant as specified in its charter)

            Nevada                      001-15699              75-2822620
        (State or other         (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)

 5080 Spectrum Drive
Suite 400 - West Tower                                           75001
   Addison, Texas                                              (Zip code)
(Address of principal
  executive offices)


      Registrant's telephone number, including area code: (972) 364-8000

                                Not Applicable
                 (former address if changed since last report)
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Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated February 13, 2001, announcing:

(1) financial results for Concentra Operating Corporation for the quarter and year ended December 31, 2000; and

(2) the name of Concentra Operating Corporation's parent corporation Concentra Managed Care, Inc. has been changed to Concentra Inc.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of the Registrant dated February 13, 2001

                                       2
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONCENTRA OPERATING CORPORATION
                              (Registrant)


                              By: /s/ Richard A. Parr II
                                  ----------------------
                              Name:  Richard A. Parr II
                              Title: Executive Vice President, General Counsel
                                     & Secretary

Date:  February 15, 2001

                                       3
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1 Press Release of the Registrant dated February 13, 2001

                                       4